EXHIBIT 10.14
                                                                   -------------

                              CONSULTING AGREEMENT

     This Consulting Agreement (this "Agreement") is made and entered into as of February 1, 2001, by and between EssTec, Inc., a Nevada corporation (hereinafter referred to as the "Company") and Shezad Rokerya, an individual or assignees (hereinafter referred to as the "Consultant") (collectively, the "Parties").

                                    RECITALS

     WHEREAS, Consultant has certain management consulting experience pertaining to corporate structure, marketing, strategic alliances, and other matters relating to the management and growth of companies; and

     WHEREAS, the Company wishes to engage the services of the Consultant to assist the Company in managing its business operations and growth.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Parties hereto hereby agree as follows:

1.     CONSULTING  SERVICES

     Attached hereto as Exhibit A and incorporated herein by this reference is a description of the services to be provided by the Consultant hereunder (the "Consulting Services"). Consultant hereby agrees to utilize its best efforts in performing the Consulting Services, however, Consultant makes no warranties, representations, or guarantees regarding any corporate strategies attempted by the Company or the eventual effectiveness of the Consulting Services.

2.     TERM  OF  AGREEMENT

     This Agreement shall be in full force and effect commencing upon the date hereof. This Agreement has a term of one year beginning on the date hereof. Either party hereto shall have the right to terminate this Agreement immediately upon written notice to the other party, with or without cause, at any time notwithstanding compensation accrued and due consultant as outlined in Exhibit B.

3.     TIME  DEVOTED  BY  CONSULTANT

     It is anticipated that the Consultant shall spend as much time as deemed necessary by the Consultant in order to perform the obligations of Consultant hereunder. The Company understands that this amount of time may vary and that the Consultant may perform Consulting Services for other companies.

4.     PLACE  WHERE  SERVICES  WILL  BE  PERFORMED

     The Consultant will perform most services in accordance with this Agreement at Consultant's offices. In addition, the Consultant will perform services on the telephone and at such other place(s) as necessary to perform these services in accordance with this Agreement.

5.     COMPENSATION  TO  CONSULTANT

     The Consultant's compensation for the Consulting Services shall be as set forth in Exhibit B attached hereto and incorporated herein by this reference.

6.     INDEPENDENT  CONTRACTOR

     Both Company and the Consultant agree that the Consultant will act as an independent contractor in the performance of his duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any employee, agent or other authorized representative of Consultant, is a partner, joint venturer, agent, officer or employee of Company.

7.     CONFIDENTIAL  INFORMATION

     The Consultant and the Company acknowledge that each will have access to proprietary information regarding the business operations of the other and agree to keep all such information secret and confidential and not to use or disclose any such information to any individual or organization without the non-disclosing Parties' prior written consent. It is hereby agreed that from time to time Consultant and the Company may designate certain disclosed information as confidential for purposes of this Agreement.

8.     INDEMNIFICATION

     The Company hereby agrees to indemnify and hold Consultant harmless from any and all liabilities incurred by Consultant under the Securities Act of 1933, as amended (the "Act"), the various state securities acts, or otherwise, insofar as such liabilities arise out of or are based upon (i) any material misstatement or omission contained in any offering documents provided by the Company (ii) any actions by the Company, direct or indirect, in connection with any offering by the Company, in violation of any applicable federal or state securities laws or regulations, or (iii) a breach of this Agreement by the Company. Furthermore, the Company agrees to reimburse Consultant for any legal or other expenses incurred by Consultant in connection with investigating or defending any action, proceeding, investigation, or claim in connection herewith. The indemnity obligations of the Company under this paragraph shall extend to the shareholders, directors, officers, employees, agents, and control persons of Consultant.

     Consultant hereby agrees to indemnify and hold the Company harmless from any and all liabilities incurred by the Company under the Act, the various state securities acts, or otherwise, insofar as such liabilities arise out of or are based upon (i) any actions by Consultant, its officers, employees, agents, or control persons, direct or indirect, in connection with any offering by the Company, in violation of any applicable federal or state securities laws or regulations, or (ii) any breach of this Agreement by Consultant.

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
     The indemnity obligations of the Parties under this paragraph 8 shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of the Company, the Consultant, and any other such persons or entities mentioned hereinabove.


9.     COVENANTS  OF  CONSULTANT

     Consultant covenants and agrees with the Company that, in performing Consulting Services under this Agreement, Consultant will:

     (a)     Comply  with  all  federal and state securities and corporate laws;

     (b) Not make any representations other than those authorized by the Company; and

     (c) Not publish, circulate or otherwise use any solicitation materials, investor mailings, or updates other than materials provided by or otherwise approved by the Company.

10.     MISCELLANEOUS

     (A) Any controversy arising out of or relating to this Agreement or any modification or extension thereof, including any claim for damages and/or rescission shall be settled by arbitration in Orange County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a panel of three arbitrators. The arbitrators sitting in any such controversy shall have no power to alter or modify any express provisions of this Agreement or to render any award which by its terms effects any such alteration, or modification subject to 11(G). This Section 11 shall survive the termination of this Agreement.

     (B) If either party to this Agreement brings an action on this Agreement, the prevailing party shall be entitled to reasonable expenses therefore, including, but not limited to, attorneys' fees and expenses and court costs.

     (C) This Agreement shall inure to the benefit of the Parties hereto, their administrators and successors in interest. This Agreement shall not be assignable by either party hereto without the prior written consent of the other.

     (D) This Agreement contains the entire understanding of the Parties and supersedes all prior agreements between them.

     (E) This Agreement shall be constructed and interpreted in accordance with and the governed by the laws of the State of California.

     (F) No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

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
     (G) If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

     IN WITNESS WHEREOF, the Parties hereto have placed their signatures hereon on the day and year first above written.

ESSTEC,  INC.,                           SHEZAD ROKERYA
a  Nevada  corporation

/s/ Tariq  Khan                           /s/ Shezad  Rokerya
_____________________________________     _____________________________________
BY:  Tariq  Khan                              Shezad  Rokerya
ITS:  President




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
                                    EXHIBIT A


                       DESCRIPTION OF CONSULTING SERVICES
                      -------------------------------------


     Consultant shall perform the following services pursuant to the terms of this Agreement:

(1)     General  management  consulting  services, including but not limited to:

     (a)     advising  on  business  development;

     (b)     advising  on  marketing;  and

     (c)     developing  strategic  alliances.


(2) Serving on the board of directors of the Company, including but not limited to:

     (a) assisting the board of directors in developing policies and procedures; and

     (b) assisting the board of directors of the Company in mergers, acquisitions, and other business combinations.

     The above services will be further defined and delineated by the Company's board of directors from time to time as necessary.






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
                                    EXHIBIT B
                              TERMS OF COMPENSATION
                            -----------------------

     The  Consultant's  compensation  hereunder  shall  be  as  follows:

1.     DIRECTOR  OPTIONS.  For  serving  on  the  Company's  Board of Directors,
       -----------------
Consultant shall receive 20,000 stock options under the Company's 2000 Incentive and Nonstatutory Stock Option Plan (the "Stock Option Plan") exercisable at the current fair market value of the Company's common stock (as of this date, $3.50) for a term of five years vesting monthly over one year beginning on the date of this Agreement.

2.     ADVISORY  FEES.  A retainer fee of $25,000  and 25000 stock options under
       --------------
the Stock Option Plan exercisable at the fair market value of the Company's common stock on the date of issuance (as of this date, $3.50) for a term of five years, vesting immediately upon issuance. Additional fees to be paid against invoice

3.     BUSINESS DEVELOPMENT OPTIONS. For serving as a consultant to the Company,
       ----------------------------
Consultant shall receive 100,000 stock options under the Stock Option Plan exercisable at the current fair market value of the Company's common stock (as of this date, $3.50) for a term of five years, 50% of which shall vest immediately upon execution of this Agreement and the remaining 50% will vest monthly over 4 months beginning on March 1st, 2001.

4.     SHORT  TERM  OPTIONS.  For  assisting  the  Company  prior to its planned
       --------------------
initial public offering, Consultant shall receive 100,000 stock options under the Stock Option Plan exercisable at $1.50 per share vesting immediately upon execution of this Agreement, but expiring on the date on which the Company files a registration statement with the Securities and Exchange Commission for an initial public offering.

5.     SIGN-ON BONUS. As a sign-on bonus, Consultant shall receive 50,000 stock
       -------------
options under the Stock Option Plan exercisable at $1.50 per share vesting immediately upon execution of this Agreement and expiring five years from the date of execution of this Agreement.

6.     EXPENSES.  Consultant  shall be reimbursed for all out-of-pocket expenses
       --------
upon submission of receipts or accounting to the Company, including, but not limited to, all travel expenses, research material and charges, computer charges, long-distance telephone charges, facsimile costs, copy charges, messenger services, mail expenses and such other Company related charges as may occur exclusively in relation to the Company's business as substantiated by documentation. Any expenditure above $100 will require oral or written pre-approval of the Company.

ESSTEC,  INC.,                            SHEZAD  ROKERYA
a  Nevada  corporation

_____________________________________     _____________________________________
BY:Tariq  Khan                            Shezad  Rokerya
ITS:  President

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